EXHIBIT 10.4


                                EQUITY ONE, INC.

                             1995 STOCK OPTION PLAN


         1. PURPOSE OF THE PLAN

                  The purpose of this Plan is to further the growth of Equity One, Inc., a Maryland corporation (the "Company"), by offering an incentive to directors, officers and other key employees of he Company to continue in the employ of the Company, and to increase the interest of these employees in the Company, through additional ownership of its common stock.

         2. DEFINITIONS

                  Whenever used in this Plan, the following terms shall have the meanings set forth in this Section:

                  (a) "Board of Directors" means the Board of Directors of the Company.

                  (b) "Change of Control" means the acquisition by any person or group (as that term is defined in the Securities Exchange Act of 1934 (the "Exchange Act"), and the rules promulgated pursuant to that act) in a single transaction or a series of transactions of thirty percent (30%) or more in voting power of the outstanding stock of the Company and a change of the composition of the Board of Directors so that, within two years after the acquisition took place, a majority of the members of the Board of Directors of the Company, or of any corporation with which the Company may be consolidated or merged, are persons who were not directors or officers of the Company or one of its Subsidiaries immediately prior to the acquisition, or to the first of a series of transactions which resulted in the acquisition of thirty percent (30%) or more in voting power of the outstanding stock of the Company.

                  (c) "Code" means the Internal Revenue Code of 1986, as amended.

                  (d) "Committee" means the Stock Option Committee of the
Company.

                  (e) "Common Stock" means the common stock, par value $1.00 per share, of the Company.

                  (f) "Date of Grant" means, as the case may be: (i) the date fixed in this Plan for mandatory grants of Options; (2) the date the Committee approves the grant of an Opinion pursuant to this Plan; or (3) such later date as may be specified by the Committee as the date a particular Option granted pursuant to this Plan will become effective.

                  (g) "Employee" means any person employed by the Company within the meaning of Section 3401(c) of the Code and the regulations promulgated thereunder. For purposes of any Non-Qualified Option only, any officer or director of the Company shall be considered an Employee even if he is not an employee within the meaning of the first sentence of this subsection.


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                  (h) "Exercise Price" means the price per share which must be paid upon exercise of an Option. The Exercise Price may be paid in cash, property (including Common Stock) or a combination of both cash and property, as determined by the Employee upon exercise of the Option and as set forth in
Section 9(c) hereof.

                  (i) "Fair Market Value" means: (i) if the Common Stock is traded in a market in which actual transactions are reported, the mean of the high and low prices at which the Common Stock is reported to have traded on the relevant date in all markets on which trading in the Common Stock is reported or, if there is no reported sale of the Common Stock on the relevant date, the mean of the highest reported bid price and lowest reported asked price for the Common Stock on the relevant date; (ii) if the Common Stock is Publicly Traded but only in markets in which there is no reporting of actual transactions, the mean of the highest reported bid price and the lowest reported asked price for the Common Stock on the relevant date; or (iii) if the Common Stock is not Publicly Traded, the value of a share of Common Stock as determined by the most recent valuation prepared by an independent expert at the request of the Committee.

                  (j) "General Corporate Transaction" means any (i) reorganization or liquidation of the Company, (ii) reclassification of the Company's capital stock, (iii) merger of the Company with or into another corporation, or (iv) the sale of all or substantially all the assets of the Company, which results in a significant number of Employees being transferred to a new employer or discharged or in the creation or severance of a parent-subsidiary relationship.

                  (k) "Incentive Stock Option" means any Option which, at the time of the grant, is an incentive stock option within the meaning of Section 42 of the Code.

                  (l) "Non-Qualified Option" means any Option that is not an Incentive Stock Option pursuant to the terms of this Plan.

                  (m) "Option" means any option granted pursuant to this Plan, including any Reload Options as defined herein.

                  (n)"Publicly Traded" means that a class of stock is required to be registered pursuant to Section 12 of the Exchange Act, or that stock of that class has been sold within the preceding 12 months in the underwritten public offering, or stock that is regularly traded in a public market.

                  (o) "Reload Option" means an Option granted to an Employee equal to the number of shares of already owned Common Stock delivered by the Employee to pay for the exercise of an Option, as more fully described in
Section 15 below.

                  (p) "Retirement" means a Termination of Employment by reason of an Employee's retirement at a time when the Employee is at least 65 years old, older than by reason of a termination by resignation, discharge, death or Total Disability or the resignation, failure to stand for re-election or dismissal from the Board of Directors.

                  (q) "Special Corporate Transaction" means any (i) merger of the Company into another corporation, (ii) any consolidation of two or more corporations (including the Company)

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into another corporation, (iii) any purchase or acquisition of property or stock by the Company, (iv) any separation of the Company (including a spin-off or other distribution of stock or property by the Company), (v) any reorganization of the Company (whether or not such reorganization comes within the definition of such term in Section 368 of the Code), or (vi) any partial or complete liquidation by the Company, if such action by the Company results in a significant number of Employees being transferred to a new employer or discharged or in the creation or severance of a parent-subsidiary relationship.

                  (r) "Subsidiary" means any corporation that is a subsidiary with regard to the Company as that term is defined in Section 424(f) of the Code.

                  (s) "Termination of Employment" means the time when the employee-employer relationship between an Employee and the Company ceases to exist for any reason including, but not limited to, a termination by resignation, discharge, death, Total Disability or Retirement or the resignation, failure to stand for re-election or dismissal from the Board of Directors.

                  (t) "Total Disability" means the inability of an Employee to perform the material duties of his or her job by reason of a medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months. All determinations as to the date and extent of disability of an Employee will be made in accordance with the written policy pertaining to Employee disability, if any, of the Company by which the Employee is employed. In the absence of a written policy pertaining to Employee disability, all determinations as to the date and extent of disability of an Employee will be made by the Committee in its sole and absolute discretion. In making its determination, the Committee may consider the opinion of the personal physician of the Employee or the opinion of an independent licensed physician of the Company's choosing.

         3. EFFECTIVE DATE OF THE PLAN

                  The "Effective Date" of this Plan is January 1, 1996. This Plan shall become effective on the Effective Date, subject to approval of the Plan not later than 12 months from the Effective Date, by the affirmative vote or consent of the holders of a majority of the shares of voting stock of the Company outstanding at the time of the approval.

         4. ADMINISTRATION OF THE PLAN

                  The Committee shall be responsible for the administration of the Plan, and shall grant Options pursuant to this Plan. Subject to the express provisions of this Plan, the Committee shall have full authority to interpret this Plan, to prescribe, amend and rescind rules and regulations relating to it, and to make all other determinations which it believes to be necessary or advisable in administering this Plan. The determinations of the Committee on the matters referred to in this Section shall be conclusive. The Committee may not amend this Plan. No member of the Committee shall be liable for any act or omission in connection with the administration of this Plan unless it resulted from the member's willful misconduct.

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         5. THE COMMITTEE

                  The Committee shall consist of not fewer than two members of the Board of Directors, none of whom may be executive officers of the Company. The Committee shall hold its meeting at such times and places as it may determine and shall maintain written minutes of its meetings. A majority of the members of the Committee shall constitute a quorum at any meeting of the Committee. All determinations of the Committee shall be made by the unanimous vote or consent of the members of the Committee. The members of the Committee may participate in a meeting of the Committee in person or by conference telephone or similar communications equipment by means of which all members can hear each other. Any decision or determination by written consent of all of the members of the Committee shall be as effective as if it had been made by a vote of the members who participating in a meeting.

         6. STOCK SUBJECT TO THE PLAN

                  The maximum number of shares of Common Stock as to which Options may be granted pursuant to this Plan is 500,000 shares. The maximum number of shares of such Common Stock shall be reduced each year by the required or discretionary grant of Options as provided herein (including Reload Options as described in Section 15 below). If any Option expires or is canceled without being exercised in full, the number of shares as to which the Option is not exercised will once again become shares as to which new Options may be granted. The Common Stock that is issued on exercise of Options may be authorized but unissued shares or shares that have been issued and reacquired by the Company.

         7. PERSONS ELIGIBLE TO RECEIVE OPTIONS

                  Options may be granted only to Employees, as defined in
Section 2(h) above.

         8. GRANTS OF OPTIONS

                  (a) IN GENERAL. Except as otherwise provided herein
(including but not limited to subsection (b) of this Section 8 and Section 15 hereof, pertaining to Reload Options), the Committee shall have complete discretion to determine when and to which Employees Options are to be granted, the number of shares of Common Stock as to which Options granted to each Employee will relate, whether Options granted to an Employee will be Incentive Stock Options or Non-Qualified Options or partly Incentive Stock Options and partly Non-Qualified Options and, subject to the limitations in Sections 9 and 10 below, the Exercise Price and the term of Options granted to an Employee. Any Options that are not designated as Incentive Stock Options when they are granted shall be Non-Qualified Options. No grant of an Incentive Stock Option may be conditioned upon a Non-Qualified Option's having yet been exercised in whole or in part, and no grant of a Non-Qualified Option may be conditioned upon an Incentive Stock Option's having not been exercised in whole or in part. Notwithstanding the foregoing, from the date that the Company registers a class of equity securities under Section 12(g) of the Exchange Act, directors who are members of the Committee shall not receive options pursuant to the Plan other than pursuant to subsection (b) below, so long as they are serving on the Committee, and may not have received options pursuant to the Plan other than pursuant to subsection (b) below, or pursuant to

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any other plan of the Company, during the period which is the shorter of (i) the
12 month period immediately prior to their becoming a member of the Committee, or (ii) the period that the Company has been subject to Section 12(g).

                  (b) MANDATORY GRANT OF NON-EMPLOYEE DIRECTOR OPTIONS. Each calendar year during the term of this Plan, commencing on the date of the next annual meeting of shareholders of the Company, and continuing on each subsequent annual meeting, there shall be granted to each director of the Company who is not otherwise an Employee (as defined in the first sentence of Section 2(h) hereof) as compensation for serving during the next calendar year as a director Options to acquire that number of shares of Common Stock set forth in the schedule immediately below. Notwithstanding any vesting provisions provided elsewhere in this Plan or in the Stock Option Agreement, Options granted to directors hereunder shall vest one year from the Date of Grant, and shall be granted for a term of ten years. Options granted to directors hereunder shall be Non-Qualified Options. The schedule for grant of the Options described herein are as follows:

                                                            AMOUNT OF SHARES
                                                           SUBJECT TO OPTION
                                                               FOR ACTING
DATE OF GRANT                                                AS A DIRECTOR
-------------                                              -----------------

Date of the next annual meeting of                           _______ Shares
shareholders and each subsequent annual
meeting of shareholders during the term of this Plan

         9. OPTION PROVISIONS

                  (a) EXERCISE PRICE. The Exercise Price of each Option shall be as determined by the Committee; provided, however, that in the case of Incentive Stock Options, the Exercise Price shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the Date of Grant of the Option; and, provided further, however, that notwithstanding the foregoing, the Exercise Price of Non-Qualified Options for directors granted pursuant to Section 8(b) above shall be one hundred percent (100%) of the Fair Market Value or the Common Stock on the Date of Grant of the Option. The Exercise Plan of any Reload Options shall be as determined pursuant to Section 15 of this Plan.

                  (b) TERM. The term of each Option shall be as determined by the Committee, but in no event shall the term of an Option (whether or not an Incentive Stock Option) be longer than ten years from the Date of Grant; provided, however, that the term of any Reload Options shall be determined as provided in Section 15 of this Plan.

                  (c) MANNER OF EXERCISE. An Option that has vested pursuant to the terms of this Plan may be exercised in whole or in part, in increments of a minimum of 100 shares, at any time, or from time to time, during its term. To exercise an Option, the Employee exercising the Option must deliver to the Company, at its principal office:

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                                    (i)   a written  notice of exercise of the
Option, which states the extent to which the Option is being exercised and which is executed by the Employee;

                                    (ii)  a check in an amount, or Common Stock
with a Fair Market Value, equal to the Exercise Price of the Option times the number of shares being exercised, or a combination of the foregoing; and

                                    (iii) a check equal to any withholding
taxes the Company is required to pay as a result of the exercise of the Option by the Employee.

                                    The day on which the Company receives
all of the items specified in this subsection shall be the date on which the Option is exercised to the extent described in the notice of exercise.

                  (d) DELIVERY OF STOCK CERTIFICATES. As promptly as practicable after an Option is exercised, the Company shall cause the transfer agent to deliver to the Employee who exercises the Option certificates, registered in that person's name, representing the number of shares of Common Stock that were purchased by the exercise of the Option. Unless the Common Stock was issued in a transaction that was registered pursuant to the Securities Act of 1933, as amended (the "Securities Act"), each certificate may bear a legend to indicate that, if the Common Stock represented by the certificate was issued in a transaction that was not registered pursuant to the Securities Act, the Common Stock may only be sold or transferred in a transaction that is registered pursuant to the Securities Act or is exempt from the registration requirements of the Securities Act.

                  (e) VESTING OF OPTIONS. Except as otherwise provided in this Plan, the Options granted hereunder to Employees shall be subject to such conditions as to vesting as shall be determined by the Committee, in its sole and absolute discretion, at the Date of Grant of the Option, and the terms of such vesting shall be clearly set forth in the instrument granting the Option; provided, however, that upon a Change of Control, any Options that have not yet vested in accordance with the terms of this Plan and the Stock Option Agreement shall vest upon such Change of Control. An Option shall "vest" at such time as it becomes exercisable in accordance with this Plan and the Stock Option Agreement. Upon exercise of an Option and the delivery of the stock certificates as provided herein, the Common Stock acquired upon exercise of the Option shall not be subject to forfeiture by the Employee for any reason whatsoever. Notwithstanding any of the foregoing, an officer, director or person who beneficially owns ten percent (10%) or more of the Common Stock (including Options to acquire Common Stock) shall not sell or otherwise dispose of Common Stock acquired upon exercise of an Option granted hereunder until at least six months shall elapse from the latter of (i) the Effective Date of the Plan, or
(ii) the Date of Grant of the Option to the date of sale or other disposition of the Common Stock acquired upon exercise of the Option.

                  (f) NONTRANSFERABILITY OF OPTIONS. During the lifetime of a person to whom an Option is granted pursuant to this Plan, the Option may be exercised only by that person or by his or her guardian or legal representative. An Option may not be assigned, transferred, sold, pledged or hypothecated in any way: shall not be subject to levy or execution or disposition under the

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Bankruptcy Code of 1978, as amended, or any other state or federal law granting relief to creditors, whether now or hereafter in effect; and shall not be transferable otherwise than by will or the laws of descent and distribution. The Company will not recognize any attempt to assign, transfer, sell, pledge, hypothecate or otherwise dispose of an Option contrary to the provisions of this Plan, or to levy any attachment, execution or similar process upon any Option and, except as expressly stated in this Plan, the Company shall not be required to, and shall not, issue Common Stock on the exercise of an Option to anyone who claims to have acquired that Option from the person to whom it was granted in violation of this subsection.

                  (g) RETIREMENT OF HOLDER OF OPTION. If there is a
Termination of Employment of an Employee to whom an Option has been granted due to Retirement, each Incentive Stock Option held by the retired Employee, whether or not then vested, may be exercised until the earlier of: (x) the end of the three month period immediately following the date of such Termination of Employment; or (y) the expiration of the term specified in the Option. In the case of a Non-Qualified Option, there shall be substituted the words, "the end of the 12 month period" for the words "the end of the three month period" in the immediately preceding sentence.

                  (h) TOTAL DISABILITY OF HOLDER OF OPTION. If there is a Termination of Employment of an Employee to whom an Option has been granted by reason of his or her Total Disability, each Option held by the Employee, whether or not then vested, may be exercised until the earlier of: (x) the end of the 12 month period immediately following the date of such Termination of Employment; or (y) the expiration of the term specified in the Option.

                  (i) DEATH OF HOLDER OF OPTION. If there is a Termination of Employment of an Employee to whom an Option has been granted by reason of (i) his or her death, or (ii) the death of a former Employee within three months following the date of his or her Retirement (or, in the case of a Non-Qualified Option, within 12 months following the date of his or her Retirement), or (iii) the death of a former Employee within 12 months following the date of his or her Termination of Employment by reason of Total Disability, then each Option held by the person at the time of his or her death, whether or not then vested, may be exercised by the person or persons to whom the Option shall pass by will or by the laws of descent and distribution (but by no other persons) until the earlier of: (x) the end of the 12 month period immediately following the date of death (or such longer period as is permitted by the Committee); and (y) the expiration of the term specified in the Option, provided, however, that in no event is the term of the Option to be deemed to expire prior to the end of three months from the date of death of the Employee.

                  (j) TERMINATION OF EMPLOYMENT OTHER THAN FOR RETIREMENT,
DEATH OR DISABILITY. If there is a Termination of Employment of an Employee to whom an Option has been granted pursuant to this Plan for any reason other than the Retirement, death or Total Disability of the Employee, then all Options held by such Employee which are then vested may be exercised until the earlier of:
(x) the three month period immediately following the date of such Termination of Employment; or (y) the expiration of the term specified in the Option.

                  (k) STOCK OPTION AGREEMENT. As promptly as practicable after an Employee is granted an Option pursuant to this Plan, the Committee shall send the Employee a document setting forth the terms and conditions of the grant. The form of grant document shall be

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substantially as set forth in Exhibit "A" attached hereto. Each Option granted pursuant to this Plan must be clearly identified as to whether it is or is not an Incentive Stock Option and shall set forth all other terms and conditions relating to the exercise thereof. In the case of an Incentive Stock Option, the document shall include all terms and provisions that the Committee determines to be necessary or desirable in order to qualify the Option as an Incentive Stock Option within the meaning of Section 422 of the Code. If an Employee is granted an Incentive Stock Option and a Non-Qualified Option at the same time, the Committee shall send the Employee a separate document relating to each of the Incentive Stock Option and the Non-Qualified Option.

         10. SPECIAL PROVISIONS RELATING TO INCENTIVE STOCK OPTIONS

                  No Incentive Stock Option may be granted pursuant to this Plan after ten years from the first to occur of: (i) the date this Plan is adopted by the Board of Directors; or (ii) the date of this Plan is approved by the shareholders of the Company. No Incentive Stock Option may be exercised after the expiration of ten years from the Date of Grant or such shorter period as is provided herein. Notwithstanding Sections 8(b) and 15 hereof, Incentive Stock Options may not be granted to an Employee who, at the time the Option is granted, owns more than ten percent (10%) of the total combined voting power of the stock of the Company, unless: (i) the purchase price of the Common Stock pursuant to the Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the Date of Grant; and
(ii) the Incentive Stock Option by its terms is not exercisable after the expiration of five years from the Date of Grant. The Committee is authorized, pursuant to the last sentence of Section 422(b) of the Code, to provide at the time an Option is granted, pursuant to the terms of such Option, that such Option shall not be treated as an Incentive Stock Option even though it would otherwise qualify as an Incentive Stock Option. The terms of any Incentive Stock Option granted hereunder shall, in the hands of any individual grantee thereof, be subject to the dollar limitations set forth in Section 422(d) of the Code (pertaining to the $100,000 per year limitation).

         11. RECAPITALIZATION

                  (a) IN GENERAL. If the Company increases the number of outstanding shares of Common Stock through a stock dividend or a stock split, or reduces the number of outstanding shares of Common Stock through a combination of shares or similar recapitalization then, immediately after the record date for the change: (i) the number of shares of Common Stock issuable on the exercise of each outstanding Option granted pursuant to this Plan (whether or not then vested) shall be increased in the case of a stock dividend or a stock split, or decreased in the case of a combination or similar recapitalization that reduces the number of outstanding shares, by a percentage equal to the percentage change in the number of outstanding shares of Common Stock as a result of the stock dividend, stock split, combination or similar recapitalization; (ii) the Exercise Price of each outstanding Option granted pursuant to this Plan (whether or not then vested) shall be adjusted so that the total amount to be paid upon exercise of the Option in full will not change; and
(iii) the number of shares of Common Stock that may be issued on exercise of Options granted pursuant to this Plan (whether or not then vested) and that are outstanding or remain available for grant shall be increased or decreased by a percentage equal to the percentage change in the number of outstanding shares of Common Stock. Any fractional shares will be rounded up to whole shares.

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                  (b) GENERAL CORPORATE TRANSACTIONS. If, as a result of a
General Corporate Transaction while an Option granted pursuant to this Plan is outstanding (whether or not then vested), and the holders of the Common Stock become entitled to receive, with respect to their Common Stock, securities or assets other than, or in addition to, their Common Stock, then upon exercise of that Option the holder shall receive what the holder would have received if the holder had exercised the Option immediately before the first General Corporate Transaction that occurred while the Option was outstanding and as if the Company had not disposed of anything the holder would have received as a result of that and all subsequent General Corporate Transactions. The Company shall not agree to any General Corporate Transaction unless the other party to the General Corporate Transaction agrees to make available, on exercise of the Options granted pursuant to this Plan that are outstanding at the time of the General Corporate Transaction, the securities or other assets the holders of those Options are entitled pursuant to this subsection to receive.

                  (c) SPECIAL CORPORATE TRANSACTIONS. If a Special Corporate Transaction occurs while an Option granted pursuant to this Plan is outstanding (whether or not then vested) and the Fair Market Value of the Common Stock after giving effect to the Special Corporate Transaction is less than the Exercise Price of any outstanding Option, then the Exercise Price of such Option shall be reduced to such Fair Market Value.

                  (d) OTHER ADJUSTMENTS. The Committee shall also make or provide for such adjustments in the maximum number of Common Stock specified in
Section 6 of this Plan as the Committee may in good faith determine to be appropriate in order to reflect any transaction or event described in this Section. 11

         12. RIGHTS OF OPTION HOLDER

                  (a) SHAREHOLDER. The holder of an Option (whether or not then vested) shall not have any rights as a shareholder by reason of holding that Option. Upon exercise of an Option granted pursuant to this Plan, the holder shall be deemed to acquire the rights of a shareholder when, but not before, the issuance of Common Stock as a result of the exercise is recorded in the stock transfer records of the Company.

                  (b) EMPLOYMENT. Nothing in this Plan or in the grant of an Option shall confer upon any Employee the right to continue in the employ of the Company or shall interfere with or restrict in any way the rights of the Company to discharge any Employee at any time for any reason whatsoever, with or without cause.

         13. LAWS AND REGULATIONS

                  (a) IN GENERAL. The obligation of the Company to sell and deliver shares of Common Stock on vesting and exercise of Options granted pursuant to this Plan shall be subject to the condition that counsel for the Company be satisfied that the sale and delivery thereof will not violate the Securities Act or any other applicable laws, rules or regulations. In addition, the Company may, as a condition to such sale and delivery, require the Employee to represent and warrant at the time of any such exercise that the shares are being purchased only for investment

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and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required pursuant to such securities laws.

                  (b) Rule 16b-3. This Plan is intended to meet the requirements of Rule 16b-3 in order to provide directors and executive officers with certain exemptions from the application of Section 16(b) of the Exchange Act.

         14. WITHHOLDING OF TAXES

                  (a) IN GENERAL. In addition to the requirement set forth in
Section 9(c) above that, in order to exercise an Option granted pursuant to this Plan, a person must make a payment to the Company or authorize withholding in order to enable the Company to pay any withholding taxes due as a result of the exercise of that Option, if an Employee who exercised an Incentive Stock Option disposes of shares of Common Stock acquired through exercise of that Incentive Stock Option either (x) within two years after the Date of Grant of the Incentive Stock Option or (y) within one year after the issuance of the shares on exercise of the Incentive Stock Option then, promptly thereafter, the Employee shall notify the Company of the occurrence of the event and the amount realized upon the disposition of such Common Stock by the Employee, and pay any federal, state or other taxes due as a result thereof.

                  (b) Withholding of Taxes. If, whether because of a disposition of Common Stock acquired on exercise of an Incentive Stock Option, the exercise of a Non-Qualified Option or otherwise, the Company becomes required to pay withholding taxes to any federal, state or other taxing authority and the Employee fails to provide the Company with the funds with which to pay that withholding tax, then the Company may withhold, subject to applicable state law, up to 50% of each payment of salary or bonus to the Employee (which will be in addition to any other required or permitted withholding), until the Company has been reimbursed for the entire withholding tax it was required to pay.

         15. RELOAD OPTIONS

                  (a) GRANT. Whenever an Employee holding any Option outstanding pursuant to this Plan (including Reload Options previously granted pursuant to this Section 15) exercises the Option and makes payment of the Exercise Price pursuant to Section 9(c)(ii) hereof, in whole or in part, by tendering Common Stock previously held by the Employee, then the Company shall grant to the Employee a Reload Option for the number of shares of Common Stock that is equal to the number of shares tendered by the Employee on payment of the Exercise Price of the Option being exercised.

                  (b) RELOAD OPTION EXERCISE PRICE. Subject to Section 10 hereof, the Reload Option Exercise Price per share shall be an amount equal to the Fair Market Value per share of the Company's Common Stock, determined as of the date of receipt by the Company of the notice by the Employee to exercise the Option.

                  (c) TERM OF RELOAD OPTION. Subject to Section 10 hereof, the exercise period of the Reload Option shall expire, and the Reload Option shall no longer be exercisable, on the

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later to occur of (i) the expiration date of the originally surrendered Option or (ii) one year from the date of grant of the Reload Option.

                  (d) RESTRICTION ON EXERCISE. Any Reload Option granted pursuant to this Section 15 shall vest immediately upon grant pursuant to Subsection (a) above.

                  (e) OTHER TERMS OF RELOAD OPTIONS. All other terms of the Reload Options granted hereunder shall be identical to the terms and conditions of the original Option, the exercise of which gives rise to the grant of the Reload Option.

         16. RESERVATION OF SHARES

                  The Company shall at all times keep reserved for issuance on exercise of Options granted pursuant to this Plan a number of authorized but unissued or reacquired shares of Common Stock equal to the maximum number of shares the Company may be required to issue on exercise of outstanding Options (whether or not then vested) granted pursuant to this Plan.

         17. AMENDMENT OF THE PLAN

                  The Board of Directors may, at any time and from time to time, modify or amend this Plan in any respect effective at any date the Board of Directors determines; provided, however, that, without the approval of the shareholders of the Company the Board of Directors may not: (i) increase the maximum number of shares of Common Stock that may be issued on exercise of Options (whether or not then vested) granted pursuant to this Plan; (ii) change the categories of Employees eligible to receive Options; (iii) extend the period during which Options (whether or not then vested) may be exercised; (iv) change the provisions fixing the minimum Exercise Price; or (v) change the provisions as to termination of Options. No modification or amendment of this Plan shall, without the consent of the holder of an outstanding Option (whether not then vested), adversely affect the holder's rights pursuant to that Option.

         18. TERMINATION OF THE PLAN

                  The Board of Directors may suspend or terminate this Plan at any time or from time to time, but no such action shall adversely affect the rights of a person holding an outstanding Option, whether or not then vested, granted pursuant to this Plan prior to that date.

                         AMENDMENT TO EQUITY ONE, INC.
                             1995 STOCK OPTION PLAN


         THIS AMENDMENT to the Equity One, Inc. Stock Option Plan is made as of this ____ day of October 1997 by Equity One, Inc.

                               W I T N E S S E T H

         WHEREAS, effective as of January 1, 1996, EQUITY ONE, INC. (the "Company"), adopted the EQUITY ONE, INC. 1995 STOCK OPTION PLAN (the "Plan"); and

         WHEREAS, the Board of Directors of the Company (the "Board") desires to amend the Plan in order for the Plan to comply with certain rules and regulations promulgated under the Securities Exchange Act of 1934, as amended, and certain other rules and regulations;

         WHEREAS, as required by Section 16 of the Plan, the Board has authorized and approved the terms of said amendments to the Plan;

         NOW, THEREFORE, effective as of October __, 1997, the Plan is hereby amended as follows:

         1. OPERATIVE AMENDMENTS:

                  A. Section 2 of the Plan is amended by deleting the definition of the term "Committee" set forth in paragraph (c) and substituting in its place the following definition:

                           (c)      "Committee"  means a committee  designated
by the Board to administer the Plan; provided, however, that the Committee shall consist of at least two directors, each of whom shall be (i) a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act, unless administration of the Plan by "non-employee directors" is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan, and (ii) an "outside director" within the meaning of Section 162(m) of the Code, unless administration of the Plan by "outside directors" is not then required in order to qualify for tax deductibility under Section 162(m) of the Code. For purposes hereof, the Company's Compensation Committee shall initially administer the Plan.

                  B. Section 2 of the Plan is amended by deleting the definition of the term "Fair Market Value" in paragraph (i) and substituting in its place the following definition:

                           (i)      "Fair Market  Value" of a Share on any date
of reference shall be the "Closing Price" (as defined below) of the Common Stock on the business day immediately preceding such date, unless the Committee in its sole discretion shall determine otherwise in a fair and uniform manner. For the purpose of determining Fair Market Value, the "Closing Price" of the Common Stock on any business day shall be (i) if the Common Stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of Common Stock on such exchange or reporting system, as reported in any newspaper of general circulation, (ii) if the Common Stock is quoted on the National Association of Securities Dealers Automated Quotations System ("Nasdaq"), or any similar system of automated dissemination of quotations of securities prices in common use, the last reported sale price of Common Stock for such day on such system, or (iii) if neither clause (i) or (ii) is applicable, the mean between the high bid and low asked quotations for the Common Stock as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for Common Stock on at least five of the ten preceding days. If neither (i), (ii), or (iii) above is applicable, then Fair Market Value shall be determined in good faith by the Committee in a fair and uniform manner.

                  C. Section 2 of the Plan is amended by deleting the definition of the term "Option" set forth in paragraph (m) and substituting in its place the following definition:

                           (m)      "Option" means any option granted pursuant
to this Plan.

                  D. Section 2 of the Plan is amended by deleting the definition of the term "Publicly Traded" set forth in paragraph (n), "Reload Option" set forth in paragraph (o), and "Special Corporate Transaction" set forth in paragraph (q) of such section.

                  E. Section 2 of the Plan is amended by adding the following defined terms:

                           (u)      "Director" means a member of the Board.

                           (v)      "Optionee"  means a person to whom an Option
is granted under this Plan or any person who succeeds to the rights of such person under the Plan by reason of the death of such person.

                           (w)      "Share(s)" means a share of Common Stock.

                           (x)      "Subsidiary"  means any  corporation (other
than the Company) in any unbroken chain of corporations beginning with the Company if, at the time of granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                  F. Section 6 of the Plan is amended by deleting such section in its entirety and inserting in lieu thereof the following:

                           The Company may grant to Optionees from time to time
Options to purchase a aggregate of up to 1,000,000 Shares from authorized and unissued Shares. If any Option granted under the Plan shall terminate, expire, or be cancelled or surrendered as to any Shares, new Options may thereafter be granted covering such Shares. The maximum number of shares of such Common Stock shall be reduced each year by the required or discretionary grant of Options as provided herein.

                  G. Section 7 of the Plan is amended by deleting reference to "Section 2(h)" and inserting in its place "Section 2(g)".

                  H. Section 8 of the Plan is amended by deleting subsection (a) in its entirety and inserting in lieu thereof the following:

                           (a)      IN GENERAL.  Except as otherwise  provided
herein, the Committee shall have complete discretion to determine when and to which Employees Options are to be granted, the number of shares of Common Stock as to which Options granted to each Employee will relate, whether Options granted to an Employee will be Incentive Stock Options or Non-Qualified Options or partly Incentive Stock Options and partly Non-Qualified Options and, subject to the limitations in Section 9 and 10 below, the Exercise Price and the term of Options granted to an Employee. Any Options that are not designated as Incentive Stock Options when they are granted shall be Non-Qualified Options. No grant of an Incentive Stock Option may be conditioned upon a Non-Qualified Option's having yet been exercised in whole or in part, and no grant of a Non-Qualified Option may be conditioned upon an Incentive Stock Option's having not been exercised in whole or in part. Notwithstanding the foregoing, from the date that the Company registers a class of equity securities under Section 12 of the Exchange Act, directors who are members of the Committee shall not receive options pursuant to the Plan other than pursuant to subsection (b) below, so long as they are serving on the Committee, and may not have received options pursuant to the Plan other than pursuant to subsection (b) below, or pursuant to any other plan of the Company, during the period which is the shorter of (i) the 12 month period immediately prior to their becoming a member of the Committee, or (ii) the period that the Company has been subject to Section 12.

                  I. Section 8 of the Plan is amended by adding the following subsection (d) at the end thereof:

                           (d)      EMPLOYEE  LIMITS. Notwithstanding any other
provision of this Plan, and in addition to any other requirements of this Plan, the aggregate number of Shares with respect to which Options may be granted to any one Employee may not exceed 35% of the total number of Options available for grant under the Plan.

                  J. Section 9 of the Plan is amended by deleting subsection (b) in its entirety and inserting in lieu thereof the following:

                           (b)      TERM. The term of each Option shall be as
determined by the Committee, but in no event shall the term of an Option (whether or not an Incentive Stock Option) be longer than ten years from the Date of Grant.

                  K. Section 9 of the Plan is amended by deleting subsection (c) in its entirety and inserting in lieu thereof the following:

                           (c)      MANNER OF  EXERCISE.  Unless  further
limited by the Committee in any Option, the option price of any Shares purchased shall be paid (i) in cash, (ii) by certified or official bank check, (iii) by money order, (iv) with Shares owned by the Employee that have been owned by the Employee for more than 6 months on the date of surrender or such other period as may be required to avoid a charge to the Company's earnings for financial accounting purposes, (v) by authorization for the Company to withhold Shares issuable upon exercise of the Option, (vi) by arrangement with a broker that is acceptable to the Committee where payment of the Option price is made pursuant to an irrevocable direction to the broker to deliver all or part of the proceeds from the sale of the Option Shares to the Company in payment of the Option price, or (vii) any combination of the foregoing. The Committee in its sole discretion may accept a personal check in full or partial payment of any Shares. If the exercise price is paid in whole or in part with Shares, the value of the Shares surrendered shall be their Fair Market Value on the date the Option is exercised. The Company in its sole discretion may, on an individual basis or pursuant to a general program established in connection with this Plan, and subject to applicable law, lend money to an Employee, guarantee a loan to an Employee, or otherwise assist an Employee to obtain the cash necessary to exercise all or a portion of an Option granted hereunder or to pay any tax liability of the Employee attributable to such exercise. If the exercise price is paid in whole or part with Employee 's promissory note, such note shall (i) provide for full recourse to the maker, (ii) be collateralized by the pledge of the Shares that the Employee purchases upon exercise of such Option, (iii) bear interest at a rate no less than the prime rate of the Company's principal lender, and (iv) contain such other terms as the Board in its sole discretion shall reasonably require.

                  L. Section 9 of the Plan is amended by deleting subsection (e) in its entirety and inserting in lieu thereof the following:

                  (e) EXERCISABILITY OF OPTIONS. Except as provided herein, any Option shall become exercisable in such amounts, at such intervals and upon such terms as the Committee shall provide in such Option.

                           (i)     The  expiration  date of an Option shall be
determined by the Committee at the time of grant, but in no event shall an Option be exercisable after the expiration of 10 years from the date of grant of the Option.

                           (ii)    Unless otherwise  provided in any Option,
each outstanding  Option shall become immediately fully exercisable:

                                   (a)  upon a Change of Control;

                                   (b)  the shareholders of the  Company  shall
         approve a plan of merger, consolidation, reorganization, liquidation or dissolution in which the Company does not survive (unless the approved merger, consolidation, reorganization, liquidation or dissolution is subsequently abandoned); or

                                   (c) if the shareholders of the Company shall
         approve a plan for the sale, lease, exchange or other disposition of all or substantially all the property and assets of the Company (unless such plan is subsequently abandoned);

                           (iii)   Except with  respect to an Option  granted
pursuant to Section 10 of this Plan, the Committee may in its sole discretion accelerate the date on which any Option may be exercised and may accelerate the vesting of any Shares subject to any Option or previously acquired by the exercise of any Option.

                  M. Section 9 of the Plan is amended by deleting subsection (j) in its entirety and inserting in lieu thereof the following:

                           (j)     TERMINATION  OF  EMPLOYMENT OTHER  THAN  FOR
RETIREMENT, DEATH OR DISABILITY.

                                    (i) If there is Termination of Employment of
                  an Employee to whom an Option has been granted pursuant to this Plan for any reason other than Retirement, death, Total Disability of the Employee or Cause (as defined below), than all Options held by such Employee which are then vested may be exercised until the earlier of: (x) the three month period immediately following the date of such Termination of Employment; or (y) the expiration of the term as specified in the Option. For purposes of this Plan, "Cause" shall mean the termination of the Optionee's employment (or, in the case of non-employee Directors, the removal of the Optionee as a Director) by reason of any act or any failure to act, by the Optionee that constitutes (1) misfeasance or malfeasance in connection with the performance by him of his duties and responsibilities as an employee or Director of the Company;
                  (2) fraud, embezzlement or breach of trust; (3) any criminal act other than minor traffic infractions; or (4) the willful or knowing refusal by the Optionee to perform substantially all or any portion of his duties and responsibilities as an employee or Director of the Company

                                    (ii) The unexercised portion of any Option
                  shall automatically and without notice terminate and become null and void immediately upon the Termination of Employment for Cause.

                  N. Section 11 of the Plan is amended by deleting subsection (c) in its entirety.

                  O.       Section 15 of the Plan is deleted in its entirety.

         2. OTHER TERMS AND PROVISIONS. Except as otherwise specifically amended hereunder, all other terms and conditions of the Plan shall remain in full force and effect. Unless otherwise expressly stated herein to the contrary, all capitalized terms used herein shall have the meanings ascribed to them in the Plan.